Exhibit 3.111

CERTIFICATE OF INCORPORATION

OF

LADBROKE RACING CORPORATION

The undersigned, a natural person, for the purposes of organizing a corporation for conducting the business and promoting the purposes hereinafter stated, under the provisions of and subject to the requirements of the laws of the State of Delaware (particularly Chapter 1, Title 8 of the Delaware Code, identified and referred to as the “General Corporation Law of Delaware”), hereby certifies that:

FIRST: The name of the corporation is:

LADBROKE RACING CORPORATION

SECOND: The address of its registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

THIRD: The nature of the business and purposes to be conducted or promoted are to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH: The total number of shares of all classes of stock which the corporation shall have authority to issue is One Thousand (1,000) shares, which are divided into Four

Hundred (400) shares of Class A Common Stock without par value, One Hundred (100) shares of Class B Common Stock without par value, and Five Hundred (500) shares of Preferred Stock without par value.

The designations, voting powers, preferences and rights, and the qualifications, limitations and restrictions of the above classes of stock of the corporation shall be as follows:

A. Common Stock.

(i) General. Except as otherwise expressly provided by this Certificate of Incorporation, all shares of Common Stock of the corporation shall be identical with each other in every respect without distinction as to class, and the shares of Class A Common Stock and the shares of Class B Common Stock shall for all purposes be treated as a single class of stock and shall have the same rights, privileges, interests and attributes, and shall be subject to the same limitations, as every other share of Common Stock of the corporation.

(ii) Dividends. Each issued and outstanding share of Class A Common Stock and Class B Common Stock shall entitle the holder thereof to receive out of funds legally available therefor, when and as declared by the Board of Directors, dividends in cash at such rate and at such times

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as the Board of Directors shall determine. Notwithstanding anything to the contrary set forth in this subparagraph (ii), the Board of Directors, in its discretion, may but need not declare and set apart or pay such dividends (a) upon the issued and outstanding shares of Class A Common Stock but not upon the issued and outstanding shares of Class B Common Stock, or (b) upon the issued and outstanding shares of Class B Common Stock but not upon the issued and outstanding shares of Class A Common Stock, or (c) upon either of or both of the issued and outstanding shares of Class A Common Stock and of Class B Common Stock before dividends are declared and set apart or paid upon the issued and outstanding shares of Preferred Stock, or (d) in such proportions to the issued and outstanding shares of any class or series of stock of the corporation as the Board of Directors may determine.

(iii) Voting Rights. Each issued and outstanding share of Class A Common Stock and Class B Common Stock shall entitled the holder thereof to one vote per share.

B. Preferred shares.

The relative rights, preferences and limitations applicable to the shares of Preferred Stock are as follows:

(i) Liquidation. In the event of any liquidation, dissolution, or winding up of the affairs of the corporation, whether voluntary or involuntary, each issued and outstanding

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share of Preferred Stock shall entitle the holder of record thereof to payment at the rate per share of Fifty Thousand Dollars ($50,000) before any payment or distribution of the net assets of the corporation (whether stated capital or surplus) shall be made to or set apart for the holders of record of any of the issued and outstanding Class A Common Stock and/or Class B Common Stock in respect of said Common Stock. After setting apart or paying in full the preferential amounts aforesaid to the respective holders of record of the issued and outstanding shares of Preferred Stock, the remaining net assets (whether stated capital or surplus), if any, shall be distributed exclusively to the holders of record of the issued and outstanding shares of Common Stock, each issued and outstanding share of Common Stock entitling the holder of record thereof to receive an equal portion of the remaining net assets without distinction as to class. If the net assets of the Corporation shall be insufficient to pay in full the preferential amounts to which the holders of all the outstanding shares of Preferred Stock are respectively entitled as aforesaid, the entire net assets of the corporation shall be distributed ratably to the holders of all of the outstanding shares of Preferred Stock in proportion to the full amounts to which they are respectively entitled, and the holders of shares of either class of the

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Common Stock shall in no event be entitled to participate in the distribution of said net assets in respect of their Common Stock. Without excluding any other proceeding which does not in fact effect a liquidation, dissolution, or winding up of the corporation, a merger or consolidation of the corporation into or with any other corporation, a merger of any other corporation into the corporation, or a sale, lease, mortgage, pledge, exchange, transfer or other disposition by the corporation of all or substantially all of its assets shall not be deemed, for the purposes of this paragraph, to be a liquidation, dissolution, or winding up of the corporation.

(ii) Dividends. Each issued and outstanding share of Preferred Stock shall entitle the holder of record thereof to receive out of funds legally available therefor, when and as declared by the Board of Directors, non-cumulative dividends in cash at such rate and at such times as the Board of Directors shall determine, which dividends may but need not be declared and set apart or paid (a) before dividends of any kind may be declared and set apart or paid upon either of or both of the issued and outstanding shares of Class A Common Stock and of Class B Common Stock, or (b) in such proportion to the issued and outstanding shares of any class or series of stock of the corporation as the Board of Directors may determine.

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(iii) Voting Rights. Except as any provision of law may otherwise require, no share of Preferred Stock shall entitle the holder thereof to any voting power, to participate in any meeting of stockholders, or to have notice of any meeting of stockholders.

FIFTH: The name and mailing address of the sole incorporator is:

NAME	MAILING ADDRESS
N. S. Molberger	c/o Weil, Gotshal & Manges
767 Fifth Avenue
New York, New York 10153

SIXTH: The corporation is to have perpetual existence.

SEVENTH: Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholders thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or

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receivers appointed for this corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

EIGHTH: In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to make, alter or repeal the by-laws of the corporation.

NINTH: a director of the corporation shall not in the absence of fraud be disqualified by his office from dealing or contracting with the corporation either as a

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vendor, purchaser or otherwise, nor in the absence of fraud shall a director of the corporation be liable to account to the corporation for any profit realized by him from or through any transaction or contract of the corporation by reason of the fact that he or any firm of which he is a member, or any corporation of which he is an officer, director or stockholder, was interested in such transaction or contract if such transaction or contract has been authorized, approved or ratified in the manner provided in the General Corporation Law of Delaware for authorization, approval or ratification of transactions or contracts between the corporation and one or more of its directors or officers, or between the corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers or have a financial interest.

TENTH: The corporation shall, to the full extent permitted by Section 145 of the General Corporation Law of Delaware, as amended from time to time, indemnify all persons whom it may indemnify pursuant thereto.

ELEVENTH: Election of directors need not be by written ballot.

TWELFTH: The corporation reserves the right to amend, alter, change or repeal any provision contained in

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this Certificate of Incorporation, in the manner now or herein prescribed by statute, and all rights conferred by the stockholders herein are granted subject to this reservation.

Signed at

State of Texas

County of Harris

December 18, 1985

/s/ N.S. Molberger
N.S. Molberger
Sole Incorporator

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CERTIFICATE OF OWNERSHIP AND MERGER

OF

LADBROKE RACING MANAGEMENT CORPORATION

(a Delaware corporation)

INTO

LADBROKE RACING CORPORATION

(a Delaware corporation)

It is hereby certified that:

1. Ladbroke Racing Corporation [hereinafter sometimes referred to as the “Corporation”] is a business corporation of the State of Delaware.

2. The Corporation is the owner of all of the outstanding shares of the stock of Ladbroke Racing Management Corporation, which is also a business corporation of the State of Delaware.

3. On February 24, 1997, the Board of Directors of the Corporation adopted the following resolutions to merge Ladbroke Racing Management Corporation into the Corporation:

RESOLVED that Ladbroke Racing Management Corporation be merged into this Corporation, and that all of the estate, property, rights, privileges, powers and franchises of Ladbroke Racing Management Corporation be vested in and held and enjoyed by this Corporation as fully and entirely and without change or diminution as the same were before held and enjoyed by Ladbroke Racing Management Corporation in its name.

RESOLVED that this Corporation shall assume all of the obligations of Ladbroke Racing Management Corporation

RESOLVED that this Corporation shall cause to be executed and filed and/or recorded the documents prescribed by the laws of the State of Delaware and by the laws of any other appropriate jurisdiction and will cause to be performed all necessary acts within the State of Delaware and within any other appropriate jurisdiction.

RESOLVED that the effective time of the Certificate of Ownership and Merger setting forth a copy of these resolutions, and the time when the merger therein provided for, shall become effective shall be at 11:59 p.m. on February 28, 1997.

Executed on February 24, 1997.

LADBROKE RACING CORPORATION

By:	/s/ [Illegible Signature]
Its:	President

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CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

LADBROKE RACING CALIFORNIA INC.

WITH AND INTO

LADBROKE RACING CORPORATION

Pursuant to Section 253 of the General Corporation Law

of the State of Delaware

Ladbroke Racing Corporation, a Delaware corporation (the “Corporation”), HEREBY CERTIFIES AS FOLLOWS:

FIRST: The Corporation is a corporation incorporated on December 26, 1985, under the laws of the State of Delaware.

SECOND: The Corporation by the resolutions of its Board of Directors, duly adopted by unanimous written consent of its members, filed with the minutes of its Board of Directors and attached hereto as Annex A, as of December 27, 2002, determined to merge Ladbroke Racing California Inc. (“Ladbroke, California”) with and into the Corporation.

THIRD: The board of directors of Ladbroke California by a resolution, duly adopted by unanimous written consent of its members, filed with the minutes of its Board of Directors and attached hereto as Annex B, as of December 27, 2002, determined to merge Ladbroke California with and into the Corporation.

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IN WITNESS WHEREOF, the Corporation has caused this Certificate of Ownership and Merger to be signed by Paul Lierman, its Secretary, as of December 27, 2002.

LADBROKE RACING CORPORATION.

By:	/s/ Paul Lierman
Name:	Paul Lierman
Title:	Secretary

ANNEX A

UNANIMOUS WRITTEN CONSENT OF THE BOARD OF DIRECTORS OF

LADBROKE RACING CORPORATION

ADOPTED

The undersigned, being all the members of the Board of Directors of Ladbroke Racing Corporation, a Delaware corporation (the “Corporation”), in accordance with Section 141(f) of the General Corporation Law of the State of Delaware, hereby consent to the adoption of the following resolutions as if such resolutions had been adopted at a duly convened meeting of the Board of Directors of the Corporation:

RESOLVED, that the Corporation merges with Ladbroke Racing California Inc., (“Ladbroke California”), a Delaware corporation (the “Merger”), pursuant to Section 253 of the General Corporation Law of the State of Delaware (the “General Corporation Law”) ;

RESOLVED, that the Merger shall become effective at the time (the “Effective Time”) of the filing of a Certificate of Ownership and Merger to be filed with the Secretary of State of the State of Delaware in accordance with the provisions of the General Corporation Law;

RESOLVED, that, at the Effective Time, Ladbroke California shall be merged with and into the Corporation, the separate existence of Ladbroke California shall cease, and the Corporation shall be the surviving corporation (the “Surviving Corporation”), and the Surviving Corporation, without further action, shall possess all the rights, privileges, powers and franchises, public and private, of both the Corporation and Ladbroke California and shall be subject to all the debts, liabilities, obligations, restrictions, disabilities and duties of both the Corporation and Ladbroke California;

RESOLVED, that the Certificate of Incorporation and By-laws of the Corporation, as in effect immediately prior to the Effective Time, shall be the Certificate of Incorporation and By-laws of the Surviving Corporation until thereafter amended as provided by law or such Certificate of Incorporation;

RESOLVED, that, at the Effective Time, each share of the Common Stock, of Ladbroke California, which is issued and outstanding immediately prior to the Effective Time, shall be deemed cancelled;

RESOLVED, that, at the Effective Time, each share of the Common Stock, of the Corporation, which is issued and outstanding immediately prior to the Effective Time, shall remain outstanding following the Effective Time;

RESOLVED, that the directors and officers of the Corporation as of the Effective Time shall be the directors and officers of the Surviving Corporation, until their successors are duly elected or appointed; and

RESOLVED, that the proper officers of the Corporation be, and each of them acting alone hereby is, authorized to take all actions and to prepare, execute, deliver and file all agreements, instruments, documents and certificates in the name and on behalf of the Corporation, and under its corporate seal or otherwise, and to pay all such fees and expenses as they, or any one of them, may deem necessary, proper or advisable in order to effect the Merger.

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IN WITNESS WHEREOF, the undersigned have duly executed this document as of December 27, 2002.

/s/ Paul Lierman
Name: Paul Lierman

/s/ Erlinda Vesleno
Name: Erlinda Vesleno

ANNEX B

UNANIMOUS WRITTEN CONSENT OF THE BOARD OF DIRECTORS OF

LADBROKE RACING CALIFORNIA INC.

ADOPTED

The undersigned, being all the members of the Board of Directors of Ladbroke Racing California Inc., a Delaware corporation (the “Corporation”), in accordance with Section 14l(f) of the General Corporation Law of the State of Delaware, hereby consent to the adoption of the following resolutions as if such resolutions had been adopted at a duly convened meeting of the Board of Directors of the Corporation:

RESOLVED, that the Corporation merges with and into Ladbroke Racing Corporation, a Delaware corporation (“Ladbroke Racing”), (the “Merger”), pursuant to Section 253 of the General Corporation Law of the State of Delaware (the “General Corporation Law”);

RESOLVED, that the Merger shall become effective at the time (the “Effective Time” ) of the filing of a Certificate of Ownership and Merger to be filed with the Secretary of State of the State of Delaware in accordance with the provisions of the General Corporation Law;

RESOLVED, that, at the Effective Time, the Corporation shall be merged with and into Ladbroke Racing, the separate existence of the Corporation shall cease, and Ladbroke Racing shall be the surviving corporation (the “Surviving Corporation”), and the Surviving Corporation, without further action, shall possess all the rights, privileges, powers and franchises, public and private, of both the Corporation and Ladbroke Racing and shall be subject to all the debts, liabilities, obligatons, restrictions, disabilities and duties of both the Corporation and Ladbroke Racing;

RESOLVED, that the Certificate of Incorporation and By-laws of Ladbroke Racing, as in effect immediately prior to the Effective Time, shall be the Certificate of Incorporation and By-laws of the Surviving Corporation until thereafter amended as provided by law or such Certificate of Incorporation;

RESOLVED, that, at the Effective Time, each share of the Common Stock, of Ladbroke Racing, which is issued and outstanding immediately prior to the Effective Time, shall be deemed cancelled;

RESOLVED, that, at the: Effective Time, each share of the Common Stock, of Ladbroke Racing, which is issued and outstanding immediately prior to the Effective Time, shall remain outstanding following the Effective Time;

RESOLVED, that the directors and officers of Ladbroke Racing as of the Effective Time shall be the directors and officers of the Surviving Corporation, until their successors are duly elected or appointed; and

RESOLVED, that the proper officers of the Corporation be, and each of them acting alone hereby is, authorized to take all actions and to prepare, execute, deliver and file all agreements, instruments, documents and certificates in the name and on behalf of the Corporation, and under its corporate seal or otherwise, and to pay all such fees and expenses as they, or any one of them, may deem necessary, proper or advisable in order to effect the Merger.

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IN WITNESS WHEREOF, the undersigned have duly executed this document as of December 27, 2002.

Name: Paul Lierman

Name: Erlinda Vesleno

/s/ Phil Turner
Name: Phil Turner

IN WITNESS WHEREOF, the undersigned have duly executed this document as of December 27, 2002.

/s/ Paul Lierman
Name: Paul Lierman

/s/ Erlinda Vesleno
Name: Erlinda Vesleno

Name: Phil Turner

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

LADBROKE RACING MICHIGAN INC.

WITH AND INTO

LADBROKE RACING CORPORATION

Pursuant to Section 253 of the General Corporation Law

of the State of Delaware

Ladbroke Racing Corporation, a Delaware corporation (the “Corporation”), HEREBY CERTIFIES AS FOLLOWS:

FIRST: The Corporation is a corporation incorporated on December 26, 1985, under the laws of the State of Delaware.

SECOND: The Corporation owns all the outstanding capital stock of Ladbroke Racing Michigan Inc., a corporation incorporated on January 12, 1984, under the laws of the State of Delaware (“LRM”).

THIRD: The Corporation, by the resolutions of its Board of Directors, duly adopted by unanimous written consent of its members, filed with the minutes of its Board of Directors and attached hereto as Annex A, as of July 1, 2003, determined to merge LRM with and into the Corporation.

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IN WITNESS WHEREOF, the Corporation has caused this Certificate of Ownership and Merger to be signed by Paul Lierman, its Secretary, as of July 1, 2003.

LADBROKE RACING CORPORATION

By:	/s/ Paul Lierman
Name: Paul Lierman
Title: Secretary

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Annex A

UNANIMOUS WRITTEN CONSENT OF THE BOARD OF DIRECTORS OF

LADBROKE RACING CORPORATION

ADOPTED

The undersigned, being all the members of the Board of Directors of Ladbroke Racing Corporation, a Delaware corporation (the “Corporation”), in accordance with Section 141(f) of the General Corporation Law of the State of Delaware, hereby consent to the adoption of the following resolutions as if such resolutions had been adopted at a duly convened meeting of the Board of Directors of the Corporation:

RESOLVED, that the Corporation merge Ladbroke Racing Michigan Inc., a Delaware corporation (“LRM”), with and into the Corporation (the “Merger”), pursuant to Section 253 of the General Corporation Law of the State of Delaware (the “General Corporation Law”);

RESOLVED, that the Merger shall become effective at the time (the “Effective Time”) of the filing of a Certificate of Ownership and Merger to be filed with the Secretary of State of the State of Delaware in accordance with the provisions of the General Corporation Law;

RESOLVED, that, at the Effective Time, LRM shall be merged with and into the Corporation, the separate existence of LRM shall cease, and the Corporation shall be the surviving corporation (the “Surviving Corporation”), and the Surviving Corporation, without further action, shall possess all the rights, privileges, powers and franchises, public and private, of both the Corporation and LRM and shall be subject to all the debts, liabilities, obligations, restrictions, disabilities and duties of both the Corporation and LRM;

RESOLVED, that the Certificate of Incorporation and By-laws of the Corporation, as in effect immediately prior to the Effective Time, shall be the Certificate of Incorporation and By-laws of the Surviving Corporation until thereafter amended as provided by law or such Certificate of Incorporation;

RESOLVED, that, at the Effective Time, each share of the Common Stock, of LRM, which is issued and outstanding immediately prior to the Effective Time, shall be deemed cancelled;

RESOLVED, that, at the Effective Time, each share of the Common Stock, of the Corporation, which is issued and outstanding immediately prior to the Effective Time, shall remain outstanding following the Effective Time;

RESOLVED, that the directors and officers of the Corporation as of the Effective Time shall be the directors and officers of the Surviving Corporation, until their successors are duly elected or appointed; and

RESOLVED, that the proper officers of the Corporation be, and each of them acting alone hereby is, authorized to take all actions and to prepare, execute, deliver and file all agreements, instruments, documents and certificates in the name and on behalf of the Corporation, and under its corporate seal or otherwise, and to pay all such fees and expenses

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CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

GOLDEN GATE LAND COMPANY, INC.,

WITH AND INTO

LADBROKE RACING CORPORATION

Pursuant to Section 253 of the General Corporation Law

of the State of Delaware

Ladbroke Racing Corporation, a Delaware corporation (the “Corporation”), HEREBY CERTIFIES AS FOLLOWS:

FIRST: The Corporation is a corporation incorporated on December 26, 1985, under the laws of the State of Delaware.

SECOND: The Corporation owns all the outstanding capital stock of Golden Gate Land Company, Inc., a corporation incorporated on July 22, 1997, under the laws of the State of California (“Golden Gate Land Company”).

THIRD: The Corporation, by the resolutions of its Board of Directors, duly adopted by unanimous written consent of its members filed with the minutes of its Board of Directors and attached hereto as Annex A, as of August 8th, 2003, determined to merge Golden Gate Land Company with and into the Corporation.

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IN WITNESS WHEREOF, the Corporation has caused this Certificate of Ownership and Merger to be signed by Paul Lierman, its Treasurer and Secretary, as of August 8th, 2003.

LADBROKE RACING CORPORATION

By:	/s/ Paul Lierman
Name:	Paul Lierman
Title:	Treasurer & Secretary

ANNEX A

UNANIMOUS WRITTEN CONSENT OF THE BOARD OF DIRECTORS OF

LADBROKE RACING CORPORATION

ADOPTED

The undersigned, being all the members of the Board of Directors of Ladbroke Racing Corporation, a Delaware corporation (the “Corporation”), in accordance with Section 141(f) of the General Corporation Law of the State of Delaware, hereby consent to the adoption of the following resolutions as if such resolutions had been adopted at a duly convened meeting of the Board of Directors of the Corporation:

RESOLVED, that the Corporation merge Golden Gate Land Company, Inc., a California corporation (“Golden Gate Land Company”), with and into the Corporation (the “Merger”), pursuant to Section 253 of the General Corporation Law of the State of Delaware (the “General Corporation Law”);

RESOLVED, that the Merger shall become effective at the time (the “Effective Time”) of the filing of a Certificate of Ownership and Merger to be filed with the Secretary of State of the State of Delaware in accordance with the provisions of the General Corporation Law;

RESOLVED, that, at the Effective Time, Golden Gate Land Company shall be merged with and into the Corporation, the separate existence of Golden Gate Land Company shall cease, and the Corporation shall be the surviving corporation (the “Surviving Corporation”), and the Surviving Corporation, without further action, shall possess all the rights, privileges, powers and franchises, public and private, of both the Corporation and Golden Gate Land Company and shall be subject to all the debts, liabilities, obligations, restrictions, disabilities and duties of both the Corporation and Golden Gate Land Company;

RESOLVED, that the Certificate of Incorporation and By-laws of the Corporation, as in effect immediately prior to the Effective Time, shall be the Certificate of Incorporation and By-laws of the Surviving Corporation until thereafter amended as provided by law or such Certificate of Incorporation;

RESOLVED, that, at the Effective Time, each share of the Common Stock, of Golden Gate Land Company, which is issued and outstanding immediately prior to the Effective Time, shall be deemed cancelled;

RESOLVED, that, at the Effective Time, each share of the Common Stock, of the Corporation, which is issued and outstanding immediately prior to the Effective Time, shall remain outstanding following the Effective Time;

RESOLVED, that the directors and officers of the Corporation as of the Effective Time shall be the directors and officers of the Surviving Corporation, until their successors are duly elected or appointed; and

RESOLVED, that the proper officers of the Corporation be, and each of them acting alone hereby is, authorized to take all actions and to prepare, execute, deliver and file all agreements, instruments, documents and certificates in the name and on behalf of the Corporation, and under its corporate seal or otherwise, and to pay all such fees and expenses as they, or any one of them, may deem necessary, proper or advisable in order to effect the Merger.

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IN WITNESS WHEREOF, the undersigned have duly executed this document as of August 8th, 2003.

/s/ Paul Lierman
Name: Paul Lierman

/s/ Erlinda Vesleno
Name: Erlinda Vesleno

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CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

LADBROKE RACING WYOMING INC.

WITH AND INTO

LADBROKE RACING CORPORATION

Pursuant to Section 253 of the General Corporation Law

of the State of Delaware

Ladbroke Racing Corporation, a Delaware corporation (the “Corporation”), HEREBY CERTIFIES AS FOLLOWS:

FIRST: The Corporation is a corporation incorporated on December 26, 1985, under the laws of the State of Delaware.

SECOND: The Corporation, by the resolutions of its Board of Directors, duly adopted by unanimous written consent of its members, filed with the minutes of its Board of Directors and attached hereto as Annex A, as of December 31, 2003, determined to merge Ladbroke Racing Wyoming Inc. (“Ladbroke Wyoming”) with and into the Corporation.

THIRD: The Board of Directors of Ladbroke Wyoming by a resolution, duly adopted by unanimous written consent of its members, filed with the minutes of its Board of Directors and attached hereto as Annex B, as of December 31, 2003, determined to merge Ladbroke Wyoming with and into the Corporation.

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IN WITNESS WHEREOF, the Corporation has caused this Certificate of Ownership and Merger to be signed by Paul Lierman, its Secretary, as of December 31, 2003.

LADBROKERACING CORPORATION

By:	/s/ Paul Lierman
Name: Paul Lierman
Title: Secretary

ANNEX A

UNANIMOUS WRITTEN CONSENT OF THE BOARD OF DIRECTORS OF

LADBROKE RACING CORPORATION

ADOPTED

The undersigned, being all the members of the Board of Directors of Ladbroke Racing Corporation, a Delaware corporation (the “Corporation”), in accordance with Section 141(f) of the General Corporation Law of the State of Delaware, hereby consent to the adoption of the following resolutions as if such resolutions had been adopted at a duly convened meeting of the Board of Directors of the Corporation:

RESOLVED, that the Corporation merges with Ladbroke Racing Wyoming Inc., (“Ladbroke Wyoming”), a Wyoming corporation (the “Merger”), pursuant to Section 253 of the General Corporation Law of the State of Delaware (the “General Corporation Law”) and Article 17-16-1107 of the Wyoming Business Corporation Act;

RESOLVED, that the Merger shall become effective at the time (the “Effective Time”) of the filing of (i) a Certificate of Ownership and Merger to be filed with the Secretary of State of the State of Delaware in accordance with the provisions of the General Corporation Law; and (ii) Articles of Merger to be filed with the Secretary of State of the State of Wyoming in accordance with the provisions of the Wyoming Business Corporation Act;

RESOLVED, that, at the Effective Time, Ladbroke Wyoming shall be merged with and into the Corporation, the separate existence of Ladbroke Wyoming shall cease, and the Corporation shall be the surviving corporation (the “Surviving Corporation”), and the Surviving Corporation, without further action, shall possess all the rights, privileges, powers and franchises, public and private, of both the Corporation and Ladbroke Wyoming and shall be subject to all the debts, liabilities, obligations, restrictions, disabilities and duties of both the Corporation and Ladbroke Wyoming;

RESOLVED, that the Certificate of Incorporation and By-laws of the Corporation, as in effect immediately prior to the Effective Time, shall be the Certificate of Incorporation and By-laws of the Surviving Corporation until thereafter amended as provided by law or such Certificate of Incorporation;

RESOLVED, that, at the Effective Time, each share of the Common Stock, of Ladbroke Wyoming, which is issued and outstanding immediately prior to the Effective Time, shall be deemed cancelled;

RESOLVED, that, at the Effective Time, each share of the Common Stock, of the Corporation, which is issued and outstanding immediately prior to the Effective Time, shall remain outstanding following the Effective Time;

RESOLVED, that the directors and officers of the Corporation as of the Effective Time shall be the directors and officers of the Surviving Corporation, until their successors are duly elected or appointed; and

RESOLVED, that the proper officers of the Corporation be, and each of them acting alone hereby is, authorized to take all actions and to prepare, execute, deliver and file all agreements, instruments, documents and certificates in the name and on behalf of the Corporation, and under its corporate seal or otherwise, and to pay all such fees and expenses as they, or any one of them, may deem necessary, proper or advisable in order to effect the Merger.

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IN WITNESS WHEREOF, the undersigned have duly executed this document as of December 31, 2003.

/s/ Paul Lierman
Name: Paul Lierman

/s/ Erlinda Vesleno
Name: Erlinda Vesleno

/s/ Phil Turner
Name: Phil Turner

ANNEX B

UNANIMOUS WRITTEN CONSENT OF THE BOARD OF DIRECTORS OF

LADBROKE RACING WYOMING INC.

ADOPTED

The undersigned, being all the members of the Board of Directors of Ladbroke Racing Wyoming Inc., a Wyoming corporation (the “Corporation”), in accordance with Article 17-16-821(a) of the Wyoming Business Corporation Act, hereby consent to the adoption of the following resolutions as if such resolutions had been adopted at a duly convened meeting of the Board of Directors of the Corporation:

RESOLVED, that the Corporation merges with and into Ladbroke Racing Corporation, a Delaware corporation (“Ladbroke Racing”), (the “Merger”), pursuant to Article 17-16-1107 of the Wyoming Business Corporation Act and Section 252 of the General Corporation Law of the State of Delaware (the “General Corporation Law”);

RESOLVED, that the Merger shall become effective at the time (the “Effective Time”) of the filing of (i) a Certificate of Ownership and Merger to be filed with the Secretary of State of the State of Delaware in accordance with the provisions of the General Corporation Law; and (ii) Articles of Merger to be filed with the Secretary of State of the State of Wyoming in accordance with the provisions of the Wyoming Business Corporation Act;

RESOLVED, that, at the Effective Time, the Corporation shall be merged with and into Ladbroke Racing, the separate existence of the Corporation shall cease, and Ladbroke Racing shall be the surviving corporation (the “Surviving Corporation”), and the Surviving Corporation, without further action, shall possess all the rights, privileges, powers and franchises, public and private, of both the Corporation and Ladbroke Racing and shall be subject to all the debts, liabilities, obligations, restrictions, disabilities and duties of both the Corporation and Ladbroke Racing;

RESOLVED, that the Certificate of Incorporation and By-laws of Ladbroke Racing, as in effect immediately prior to the Effective Time, shall be the Certificate of Incorporation and By-laws of the Surviving Corporation until thereafter amended as provided by law or such Certificate of Incorporation;

RESOLVED, that, at the Effective Time, each share of the Common Stock, of the Corporation, which is issued and outstanding immediately prior to the Effective Time, shall be deemed cancelled;

RESOLVED, that, at the Effective Time, each share of the Common Stock, of Ladbroke Racing, which is issued and outstanding immediately prior to the Effective Time, shall remain outstanding following the Effective Time;

RESOLVED, that the directors and officers of Ladbroke Racing as of the Effective Time shall be the directors and officers of the Surviving Corporation, until their successors are duly elected or appointed; and

RESOLVED, that the proper officers of the Corporation be, and each of them acting alone hereby is, authorized to take all actions and to prepare, execute, deliver and file all agreements, instruments, documents and certificates in the name and on behalf of the Corporation, and under its corporate seal or otherwise, and to pay all such fees and expenses as they, or any one of them, may deem necessary, proper or advisable in order to effect the Merger.

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IN WITNESS WHEREOF, the undersigned have duly executed this document as of December 31, 2003.

/s/ Paul Lierman
Name: Paul Lierman

/s/ Erlinda Vesleno
Name: Erlinda Vesleno

/s/ Phil Turner
Name: Phil Turner

CERTIFICATE OF AMENDMENT OF

THE CERTIFICATE OF INCORPORATION OF

LADBROKE RACING CORPORATION

Pursuant to Section 242 of the

General Corporation Law of the State of Delaware

Ladbroke Racing Corporation, a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

(1)	ARTICLE FIRST of the Certificate of Incorporation of the Corporation is amended to read in its entirety as follows;

“FIRST, The name of the Corporation is HIC Racing Corporation.”

(2)	This Certificate of Amendment has been duly adopted by the sole stockholder of the Corporation in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Certificate of Incorporation to be executed and acknowledged by its duly authorized officer this 21 day of February, 2006.

LADBROKE RACING CORPORATION

By:	/s/ Paul Lierman
Name: Paul Lierman
Title: President, Secretary & Treasurer

CERTIFICATE OF CHANGE OF LOCATION OF REGISTERED OFFICE

AND OF REGISTERED AGENT

HIC RACING CORPORATION

It is hereby certified that:

1. The name of the corporation (hereinafter called the “corporation”) is: HIC RACING CORPORATION.

2. The registered office of the corporation within the State of Delaware is hereby changed to 2711 Centerville Road, Suite 400, City of Wilmington 19808, County of New Castle.

3. The registered agent of the corporation within the State of Delaware is hereby changed to Corporation Service Company the business office of which is identical with the registered office of the corporation as hereby changed.

4. The corporation has authorized the changes hereinbefore set forth by resolution of its Board of Directors.

Signed on 11/15, 2006

Signature:	/s/ Paul Lierman
Name:	Paul Lierman
Title:	President